                                                                  Exhibit 10.43

                                                                [Execution Copy]




                          REGISTRATION RIGHTS AGREEMENT


            REGISTRATION RIGHTS AGREEMENT, dated as of October 6, 2000, between Cablevision Systems Corporation, a Delaware corporation (the "COMPANY"), on the one hand, and NBC-Rainbow Holding, Inc., a Delaware corporation (the "STOCKHOLDER"), on the other hand.

            WHEREAS, the Stockholder currently owns shares of Class A common stock of Rainbow Media Holdings, Inc.;

            WHEREAS, pursuant to an Agreement (the "STOCKHOLDERS' AGREEMENT"), dated of even date herewith, among the Company, CSC Holdings, Inc., National Broadcasting Company, Inc. and the Stockholder, the Stockholder has the right to exchange such shares of Class A common stock of Rainbow Media Holdings, Inc. for shares of the Company's Rainbow Media Group Class A tracking stock; and

            WHEREAS, the Company and the Stockholder desire to have the shares of the Company's Rainbow Media Group Class A tracking stock received by the Stockholder pursuant to the Stockholders' Agreement be subject to the rights described herein;

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            1.    DEFINITIONS.

            (a) As used herein, the following terms shall have the following meanings:

            "AGREEMENT" shall mean this Registration Rights Agreement, as amended, supplemented or otherwise modified from time to time.

            "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day which the New York Stock Exchange (or, if different, the principal exchange on which the Rainbow Media Group Class A Shares are traded) is not open for trading.

            "COMMISSION" shall mean the Securities and Exchange Commission.

            "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

            "DERIVATIVE SECURITIES" shall mean any derivative security including, without limitation, any rights, warrants, convertible or exchangeable securities or other securities issued by a Derivative Securities Issuer, that are offered with, convertible into, or exchangeable or exercisable for, any Registrable Securities.

            "DERIVATIVE SECURITIES ISSUER" shall mean (a) the Stockholder, (b) any of affiliate of the Stockholder, or (c) any financial institution issuing Derivative Securities for the benefit of the Stockholder or any of its affiliates in a transaction in which the net proceeds of such Derivative Securities will be received by the Stockholder or an affiliate of the Stockholder.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "PROSPECTUS" shall mean the prospectus included in the Registration Statement, including any preliminary prospectus, and any such prospectus as supplemented by any prospectus supplement with respect to the terms of the offering of any of the Registrable Securities, and by all other amendments and supplements to such prospectus, and in each case including all documents incorporated by reference therein.

            "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration of Registrable Securities effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such Registration Statement.

            "REGISTRABLE SECURITIES" shall mean (i) the Rainbow Media Group Class A Shares to be received upon Exchange by the Stockholder pursuant to the Stockholders' Agreement and (ii) any securities of the Company issued or issuable with respect to any Rainbow Media Group Class A Shares referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (y) they shall have been distributed to the public pursuant to Rule 144 or Rule 145 (or any successor provision) under the Securities Act or (z) they shall have ceased to be outstanding.

            "REGISTRATION EXPENSES" shall mean all expenses incident to the performance of or compliance with this Agreement by any party, including, without limitation, all Registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered, any fees and disbursements of underwriters, all underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities and any other registration expenses incident to the registration of the Registrable Securities issued to the Stockholder.

            "REGISTRATION STATEMENT" shall mean the registration statement of the Company on Form S-3 (or, if the Company is not then eligible for Form S-3, such other form for which the Company then qualifies) which is filed by the Company with the Commission in accordance with Section 3 below. The term "Registration Statement" shall also include all exhibits and financial statements and schedules and documents incorporated by reference in such Registration Statement when it becomes effective under the Securities Act, and in the case of references to the Registration Statement as of a date subsequent to the effective date, as amended or supplemented as of such date.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

            (b) Capitalized terms used herein but not otherwise defined herein shall have the same meaning as in the Stockholders' Agreement. Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa. All matters of an accounting nature in connection with this Agreement and the transactions contemplated hereby shall be determined in accordance with generally accepted accounting principles as in effect from time to time. As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits. The words "hereof," "herein" and "hereunder", and words of similar import, when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, paragraph, schedule and exhibit references are to this Agreement unless otherwise specified.

            2.    REGISTRATION RIGHTS.

            (a) DEMAND REGISTRATIONS. During the period commencing on the first anniversary of the Distribution and ending on December 31, 2011 (as it may be extended pursuant to Section 16, the "REGISTRATION Period"), the Stockholder shall have the right upon written request (a "REQUEST") to request that the Company effect the following registrations under the Securities Act:

            (i) five demand registrations to be effected by means of a firm commitment underwritten public offering (an "UNDERWRITTEN Offering"), two of which may be in connection with publicly-registered Derivative Securities or similar transactions ("PUBLIC DERIVATIVES TRANSACTIONS") under which the Stockholder may demand a total of two registrations for each Underwritten Offering (one at issuance and one at settlement, which two registrations shall constitute only one demand registration effected by an Underwritten Offering for the purposes of calculating how many demand registrations the Stockholder has requested that the Company make pursuant to this Section 2(a)(i)) of Registrable Securities in connection with such issuances of Derivative Securities, subject to the conversion of the demand registration rights for Public Derivatives Transactions into demand registration rights for Private Derivatives Transactions as provided in Section 2(a)(ii) and subject to the following limitations:

                  (A) for an Underwritten Offering that is not a Public Derivatives Transaction, the Stockholder shall not demand registration for less than the greater of (1) 7,500,000 Rainbow Media Group Class A Shares (as adjusted to reflect any stock splits, combinations of shares, reclassification or comparable transactions) or (2) $150 million of Registrable Securities;

                  (B) for a Public Derivatives Transaction, the Stockholder shall not demand registration for less than $100 million of Registrable Securities; and

                  (C) for a Public Derivatives Transaction, the Stockholder shall not demand registration within 3 years of a preceding issuance of securities in a Public Derivatives Transaction;

            (ii) demand registrations to consummate five negotiated sale or hedging or similar transactions ("PRIVATE DERIVATIVES Transactions"); PROVIDED that the Stockholder may elect to increase the number of demand registrations for Private Derivatives Transactions by converting one or both of its demand registrations for Public Derivatives Transactions, which shall have the effect of reducing the number of Underwritten Offerings for which a demand right can be exercised upon each conversion, subject to the limitation that the Stockholder shall not demand registration for a Private Derivatives Transaction for less than 1,000,000 Rainbow Media Group Class A Shares (as adjusted to reflect any stock splits, combinations of shares, reclassifications or comparable transactions); and

            (iii) piggy-back registration rights on any registration under the Securities Act of any Rainbow Media Group Class A Shares in an Underwritten Offering of at least $100 million (whether or not for the account of the Company or for any stockholder of the Company) in a manner that would permit the registration under the Securities Act of Registrable Securities for sale to the public (a "STOCKHOLDER PIGGY-BACK REGISTRATION"); PROVIDED that the Company shall have no obligation under this clause (iii) with respect to any registration on Form S-4 (or any other Registration Statement registering shares in a merger, consolidation, acquisition or similar transaction) or Form S-8 or any successor or comparable forms, or a Registration Statement filed in connection with an exchange offer or otherwise pursuant to a dividend reinvestment plan, stock purchase plan or other employee benefit plan. If the Company proposes a Stockholder Piggy-Back Registration, the Company shall give notice to the Stockholder of its intention to do so not later than ten days prior to the anticipated filing date of the applicable Registration Statement. The Stockholder may elect to participate in such registration on the same basis as the planned method of distribution contemplated by the proposed registration by delivering written notice of its election to the Company within five days after the receipt of the Company's notice pursuant to this clause (iii). The Stockholder's election pursuant to this clause (iii) must (1) specify the amount of Registrable Securities desired to be included in such registration by the Stockholder and (2) include any other information that the Company reasonably requested be included in such Registration Statement. Upon its receipt of the Stockholder's election pursuant to this clause (iii), the Company will, subject to the cutback rights described below in Section 2(b), use its reasonable efforts to include in such registration all Registrable Securities requested to be included.

            In addition to the other limitations set forth above, the Company shall not be obligated to effect more than one demand registration (which for purposes of this paragraph may include two registrations (one at issuance and one at settlement) for a Public Derivatives Transaction) in any calendar year; provided that the Stockholder may not submit a Request for registration for at least 90 days after the completion of an offering of Rainbow Media Group Class A Shares or the completion by the Stockholder of a Private Derivatives Transaction.

            (b) PIGGY-BACK REGISTRATION; CUTBACK RIGHTS. The Company may include in any registration relating to an Underwritten Offering other securities for sale for its own account or for the account of any other Person. Notwithstanding the foregoing, in any registration in which the Stockholder exercises a piggy-back demand right pursuant to Section 2(a)(iii) or the Company or another Person exercises a right to have other securities included on a Registration Statement demanded by the Stockholder pursuant to this Section 2(b), if the managing or lead underwriter or underwriters thereof shall determine in its or their reasonable good faith judgment that it cannot sell, or that it would not be advisable to sell, all the securities desired to be sold, then the number of securities that each such Person may have included shall be reduced according to the following terms until the managing or lead underwriter or underwriters shall believe that the remaining securities can be sold and it would not be inadvisable to sell such number of securities:

            (i) in the event that the offering in question includes a primary offering of securities by the Company, then the number of securities that the Company may have included shall not be reduced and the number of securities which the Stockholder and any other Persons may have included shall be reduced pro rata in proportion to the total number of securities sought to be included by each such person, subject, in all cases, to the Company's contractual obligations pursuant to the Registration Rights Agreements, each dated as of January 27, 1986, as amended, between the Company and Cablevision Systems Company in the first case and the Company and CSC Holdings Company in the second case, and

            (ii) in the event that the offering in question does not include a primary offering of securities by the Company, then the number of securities that the Stockholder and any other Persons may have included shall be reduced pro rata in proportion to the total number of securities sought to be included by each such Person, subject, in all cases, to the Company's contractual obligations pursuant to the Registration Rights Agreements, each dated as of January 27, 1986, as amended, between the Company in the first case and the Company and Cablevision Systems Company and CSC Holdings Company in the second case.

            If, as a result of the cutback rights set forth above, less than 50% of the Registrable Securities sought to be registered by the Stockholder would be included in a registration under Section 2(a)(i), the Stockholder's demand will not be deemed to have been made.

            (c) REGISTRATION STATEMENT FORM. The Company shall effect any registration requested under this Section 2 by the filing of a Registration Statement on such form as the Company may determine; provided that the Company shall not be obligated to register any securities on a "shelf" Registration Statement pursuant to Rule 415 under the Securities Act (or any successor provisions of such Act) or otherwise to register securities on a continuous or delayed basis. The Company's obligation to effect any such registration shall apply only to the Rainbow Media Group Class A Shares, and the Stockholder shall be responsible for the separate registration of the securities to be issued by the Stockholder.

            (d) EXPENSES. The Registration Expenses in connection with any registration which may be requested under this Section 2 shall be borne by the Stockholder, except that another holder piggy-backing on the Stockholder's Registration Statement pursuant to Section 2(b) shall pay (or shall require the Company to pay) its pro rata share of the Registration Expenses and if the Stockholder piggy-backs on another Person's registration pursuant to Section 2(a)(iii), the Stockholder will pay its pro rata share of the Registration Expenses.

            (e) SELECTION OF UNDERWRITERS. One co-lead managing underwriter for any Underwritten Offering pursuant to Section 2(a)(i) that is not a Public Derivatives Transaction shall be selected by the Company, and the other co-lead managing underwriter for such Underwritten Offering that is not a Public Derivatives Transaction shall be selected by the Stockholder and shall be reasonably acceptable to the Company. The co-lead managing underwriter selected by the Stockholder shall establish the pricing of the Underwritten Offering pursuant to Section 2(a)(i) that is not a Public Derivatives Transaction. The book-running managing underwriter for any Public Derivatives Transaction pursuant to Section 2(a)(i) shall be selected by the Stockholder and the other managing underwriter for such Public Derivatives Transaction shall be selected by the Company and shall be reasonably acceptable to the Stockholder. The book-running managing underwriter selected by the Stockholder shall establish the pricing of the Public Derivatives Transaction pursuant to Section 2(a)(i).

            3. REGISTRATION PROCEDURES. If the Company is required to register Registrable Securities under the Securities Act as provided in Section 2, the Company will as expeditiously as possible:

            (i) prepare and (within 60 days after the receipt of a Request) file with the Commission the requisite Registration Statement to effect such registration and use reasonable efforts to cause such Registration Statement to become effective, PROVIDED that before filing such Registration Statement or any amendments thereto, the Company will furnish to the counsel selected by the Stockholder copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel before any such filing is made, and the Company will comply with any reasonable request made by such counsel to make changes in any information contained in such documents relating to the Stockholder;

            (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until the earliest of (A) the termination of this Agreement pursuant to Section 16, (B) such time as all of such securities have been disposed of and

      (C) the date which is 60 days after the date of initial effectiveness of such Registration Statement;

            (iii) furnish to the Stockholder such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Registration Statement and any supplements thereto and any other Prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, including documents incorporated by reference, as the Stockholder may reasonably request;

            (iv) use all reasonable efforts to register or qualify all Registrable Securities registered pursuant to such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Stockholder shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the securities owned by the Stockholder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, to be subject to taxation or to consent to general service of process in any such jurisdiction;

            (v) use all reasonable efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Stockholder to consummate the disposition of such Registrable Securities;

            (vi) if such registration includes an Underwritten Offering that is not a Public Derivatives Transaction, furnish to the Stockholder a signed counterpart, addressed to the Stockholder (and the underwriters), of (x) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement, and (y) a "comfort letter" dated the effective date of such Registration Statement (and a supplement to such "comfort letter" dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, as the Stockholder (or the underwriters, if any) may reasonably request;

            (vii) promptly notify the Stockholder at any time when the Company becomes aware that a Prospectus relating to Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Stockholder (and subject to Section 4(b)(ii)) promptly prepare and furnish to the Stockholder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

           (viii) otherwise use all reasonable efforts to comply with the Securities Act and the Exchange Act and with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such Registration Statement or Prospectus to which the Stockholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

            (ix) provide a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement;

            (x) use all reasonable efforts to list all Rainbow Media Group Class A Shares covered by such Registration Statement on any securities exchange on which any of the Rainbow Media Group Class A Shares are then listed; and

            (xi) upon the reasonable request of the Stockholder, otherwise use all reasonable efforts to effect the registration of Registrable Securities under the Securities Act as provided in Section 2.

            In the case of any Underwritten Offering that is not a Public Derivatives Transaction, the Company will participate in customary "roadshow" presentations and customary analyst's meetings as reasonably requested by the co-lead managing underwriters. In the case of a Public Derivatives Transaction, the Company shall be required to participate in not more than two investor conference calls in connection with such offering as reasonably requested by the managing underwriters. No participation in roadshows, analysts' meetings or investor conference calls by the Company shall be required in connection with any Private Derivatives Transaction.

            If requested by the underwriters for any Underwritten Offering, the Company will enter into its customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 6. The Stockholder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Stockholder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Stockholder.

            4. STOCKHOLDER'S OBLIGATIONS. (a) FURNISHING INFORMATION. The Stockholder shall furnish the Company such information regarding itself and the distribution proposed by it as the Company may reasonably request, including, without limitation, providing the Company with questionnaires as are customary for similar transactions, and which the Company may reasonably request or as may be required by applicable securities laws and regulations, and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. The Stockholder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished to the Company or of the happening of any event, in either case as a result of which any Prospectus relating to such registration contains an untrue statement of a material fact regarding the Stockholder or the distribution of such Registrable Securities or omits to state any material fact regarding the Stockholder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to furnish to the Company promptly any additional information required to correct and update any previously furnished information or required such that such Prospectus shall not contain, with respect to the Stockholder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) HOLDBACK AGREEMENT; POSTPONEMENT. (i) The Stockholder agrees by acquisition of the Registrable Securities not to engage in transactions involving the Company's equity securities, including by commencing any public offering of the Company's equity securities, by entering into transactions that result in another party selling the Company's equity securities or by causing a demand registration, during the seven days prior to and the 180 days after any Registration Statement relating to the Company's equity securities (other than under Form S-4 or Form S-8) (either for its own account or for the benefit of the holders of any securities of the Company) has become effective; PROVIDED, that the Company shall give the Stockholder notice as soon as reasonably practicable of the date upon which a Registration Statement relating to the Company's equity securities is expected to become effective and, in any event the Stockholder's holdback restriction for the seven day period prior to effectiveness shall not commence until the seventh day after such notice is given.

            (ii) The Company may, by written notice to the Stockholder, postpone any registration which is requested pursuant to Section 2 or delivery of a Prospectus pursuant to Section 3(vii) if (A) the Company reasonably believes that the use of such Registration Statement would require disclosure of a material corporate development not otherwise required to be disclosed that the Company has a valid business purpose for not disclosing, (B) the Company is in the process of making, or preparing to make, a registered offering of securities and the Company reasonably deems it advisable to temporarily discontinue disposition of securities, or (C) the Company reasonably believes that disposition of securities at such time would have a material adverse affect on the Company. In the event the Company makes any such election, the Stockholder agrees to keep confidential the fact of such election and any information provided by the Company in connection therewith.

            (iii) Notwithstanding the black-out rights and the lock-up periods set forth above in Sections 4(b)(i) and 4(b)(ii), the Stockholder shall in any event be entitled to 120 days in each calendar year that are not subject to any black-out or lock-up.

            5. REGISTRATION STATEMENT. In connection with the preparation and filing of the Registration Statement under the Securities Act, the Company will give the Stockholder, its underwriters, if any, and their respective counsel, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto. Such opportunity to participate shall include reasonable access for purposes of due diligence, subject to the execution and delivery of appropriate confidentiality agreements.

            6. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Registrable Securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless the Stockholder, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person who controls any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Stockholder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Securities were registered under the Securities Act, any Prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Stockholder and each such underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceedings; PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such Prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Stockholder for use in the preparation thereof, (ii) the use of any Prospectus after such time as the obligation of the Company to keep the same effective and current has expired, or
(iii) the use of any Prospectus after such time as the Company has advised the Stockholder that the filing of a post-effective amendment or supplement thereto is required, except such Prospectus as so amended or supplemented, and PROVIDED FURTHER that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the matters described in (i), (ii) or (iii) above or such Person's failure to send or give a copy of the final Prospectus or supplement to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Stockholder or any such underwriter or controlling person and shall survive the transfer of such securities by the Stockholder. The Company's indemnity hereunder shall relate only to Rainbow Media Group Class A Shares, and the Company shall otherwise have no indemnity obligations with respect to the securities issued by the Stockholder or the registration thereof.

            (b) INDEMNIFICATION BY THE STOCKHOLDER. The Stockholder will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director and officer of the Company, and each other Person, if any, who controls the Company, within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of a material fact in or omission or alleged omission to state a material fact from such Registration Statement, any Prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Stockholder for use in the preparation of such Registration Statement, Prospectus, or amendment or supplement thereto; PROVIDED, HOWEVER, that the Stockholder shall not be liable to the extent that the losses, liabilities or expenses arise out of or are based upon (i) the use by the Company of any Prospectus after such time as the obligation of the Company to keep the same effective and current has expired or (ii) the use by the Company of any Prospectus after such time as the Stockholder has advised the Company that the filing of a post-effective amendment or supplement thereto is required with respect to any information contained in such Prospectus concerning the Stockholder, except such Prospectus as so amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or any such director, officer, or controlling person and shall survive the transfer of such securities by the Stockholder.

            (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation.

            (d) CONTRIBUTION. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission), or (ii) if the allocation provided by clause
(i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the indemnified party, but also the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, as well as any other relevant equitable considerations. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

            (e) ADDITIONAL INDEMNIFICATION BY THE STOCKHOLDER. In the case of any registration of securities other than Rainbow Media Group Class A Shares, it shall be a condition to the Company's obligation to proceed under this Agreement that the Stockholder shall provide, in a manner reasonably satisfactory to the Company, indemnification, contribution and other rights in favor of the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act with respect to the securities issued by the Stockholder and the registration thereof, in the same manner and to the same extent as applicable to the Stockholder in the case of registrations of Registrable Securities hereunder. In addition, to the extent applicable, the Company shall furnish the Stockholder indemnification, contribution and other rights in favor of the Stockholder, each director and officer of the Stockholder and each other Person, if any, who controls the Stockholder within the meaning of the Securities Act with respect to the written information, if any, furnished to the Stockholder by the Company for use in the preparation of the registration statement related to the registration of such other securities, in the same manner and to the same extent as applicable to the Stockholder in the case of registrations of Registrable Securities under Section 6(b).

            7. COVENANTS RELATING TO RULE 144/145. The Company will prepare and file in a timely manner, information, documents and reports in compliance with the Exchange Act so as to comply with the requirements of such Act and the rules and regulations thereunder and will, at its expense, forthwith upon the request of the Stockholder, deliver to the Stockholder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number,
(d) the number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least 90 days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder. If at any time the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Exchange Act, the Company at its expense will forthwith, upon the written request of the Stockholder, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the General Rules and Regulations promulgated under the Securities Act.

            8. NOTICES, ETC. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy if receipt is confirmed by return telecopy, or five days after being mailed by registered or certified mail, return receipt requested, in each case to the applicable addresses set forth below:

            If to the Stockholder:

            NBC-Rainbow Holding, Inc.
            30 Rockefeller Plaza
            New York, New York 10112
            Attention:  Chief Financial Officer
            Facsimile:  (212) 664-0427

            With a copy to:

            Law Department
            30 Rockefeller Plaza
            New York, New York 10112
            Attention:  Vice President
                        Corporate and Transactions Law
            Facsimile:  (212) 977-7165

            If to the Company:

            Cablevision Systems Corporation
            1111 Stewart Avenue
            Bethpage, New York 11714
            Attention:  General Counsel
            Facsimile:  (516) 803-2577

            with a copy to:

            Sullivan & Cromwell
            125 Broad Street
            New York, New York 10004
            Attention: John P. Mead
            Facsimile: (212) 558-3588


or to such other address as such party shall have designated by notice so given to each other party.

            9. AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by the party against whom enforcement is sought or as expressly provided in Section 16. The failure of any party to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

            10. ENTIRE AGREEMENT. This Agreement and the Stockholders' Agreement embody the entire agreement and understanding between the parties relating to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

            11. SEVERABILITY. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law.

            12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other parties.

            13. GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            14. NAME, CAPTIONS. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof.

            15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

            16. EFFECTIVENESS; TERMINATION. This Agreement shall not be effective until such time as the Stockholder beneficially owns any Registrable Securities and no provision hereof shall have any force and effect until such time. This Agreement shall terminate and be of no further force and effect upon the expiration of the Registration Period; PROVIDED, HOWEVER, that after such date, the Stockholder shall have the right to utilize one remaining demand request for an underwritten offering of not less than 10 million Rainbow Media Group Class A Shares (as adjusted for stock splits, stock dividends, combinations of shares, reclassifications or comparable transactions), provided such request is made on or prior to June 30, 2012; PROVIDED that, notwithstanding this Section 16, the provisions of Section 6 shall survive the termination of this Agreement.

            IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                              CABLEVISION SYSTEMS CORPORATION


                              By:   /s/ Andrew Rosengard
                                    -----------------------------------------
                                    Name:  Andrew Rosengard
                                    Title:  Executive Vice President, Finance



                              NBC-RAINBOW HOLDING, INC.


                              By:   /s/ Mark W. Begor
                                    ------------------------------------------
                                    Name: Mark W. Begor
                                    Title: Vice President